SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549
<P>
                 -----------------------
<P>
                       FORM 8-K
<P>
                 -----------------------
<P>
                     CURRENT REPORT
<P>
           PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934
<P>
    Date of Report (Date of earliest event reported):
                   November 14, 2000
<P>
                   DOLLAR MAKER, INC.
<P>
(Exact Name of Registrant as Specified in Its Charter)
<P>
                        Nevada
<P>
     (State or Other Jurisdiction of Incorporation)
<P>
     0-29431                            95-4779939
   -----------                        --------------
(Commission File Number)   (IRS Employer Identification No.)
<P>
             345 NORTH MAPLE DRIVE, SUITE 284
              BEVERLY HILLS, CALIFORNIA        90210
             ----------------------------    ---------
(Address of Principal Executive Offices)     (Zip Code)
<P>
                    (310) 288-0693
<P>
  (Registrant's Telephone Number, Including Area Code)
<P>
      (Former Name or Former Address, if Changed
                    Since Last Report)
<P>
ITEM 1. CHANGES IN CONTROL OF REGISTRANT
----------------------------------------
<P>
Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 14, 2000, between Dollar Maker, Inc., a Nevada Corporation (the "Company" or "Dollar Maker") and Infinex Ventures, Inc., a Nevada corporation ("Infinex"), the shareholders of Dollar Maker, transferred all one hundred percent (100%) of the outstanding shares of common stock ("Common Stock") of Dollar Maker to Infinex for 10,000 shares of restricted common stock of Infinex and $45,000 in a transaction in which Infinex will be the surviving company.
<P>
The Merger was approved by the unanimous consent of the Board of Directors of Infinex and the Company on November 14, 2000. The Merger is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("IRC").
<P>
Upon effectiveness of the Merger, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), Infinex elected to become the successor issuer to Dollar Maker for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective November 14, 2000.
<P>
As of the effective date of the Merger Agreement, Dollar Maker shall assume the name of Infinex. As of the Effective Date, Jaak Olesk and Morena Rodriguez shall have resigned as officers and directors of Dollar Maker and Infinex's officers and directors will be the officers and directors of Dollar Maker.
<P>
No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at November 14, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
-----------------------------------------------------------------------------
Common           Jaak Olesk           3,000,000            92.3%
<P>
Common           Morena Rodriguez       150,000             4.6%
<P>
DIRECTORS AND
OFFICERS AS A
GROUP                                 3,150,000            96.9%
<P>

<P>
The following is a biographical summary of the directors and officers of Infinex:
<P>
MARIO C. AIELLO, 51, has been the President and Director of the Company since November 10, 2000. Mr. Aiello has more than 17 years experience as an advisor and consultant in the corporate and financial markets. In a consulting capacity, he has successfully developed financial and administrative programs for numerous clients in a variety of market segments ranging from high-tech and manufacturing, to natural resources. He has been directly responsible for financing many of these companies and for securing share-listing status for more than 25 of them, both on U.S. and Canadian exchanges. He is President and Director of MCA Equities Ltd., a consulting company providing management and administrative advice and assistance to private and public companies in both Canada and United States. He has been active in business development in various regions of China for the last three years. He was responsible for evaluating different business opportunities and was instrumental in negotiating a number of joint venture for Chinese corporate entities.
<P>
ATHANASIOS TOM RAPTIS, 43, has been a Director of the Company since November 10, 2000. Mr. Raptis, a West Vancouver, BC entrepreneur, has more than 10 years experience in the exploration and development of mineral properties. He is a self employed geological and mining consultant, and in this capacity has been responsible for structuring and supervising the development of mining infrastructures and operations. In the last four years he has successfully completed the construction of a gold/silver production mill in Lompon, Sumatra, Indonesia. He is presently overseeing the further development of this production facility.
<P>
EARL W. HOPE, 60, has been a Director of the Company since November 10, 2000. Mr. Hope is presently consulting for St. Elias Mines Ltd. in the area of finance and investor and shareholders relations. Mr. Hope brings a wealth of personal experience with private and public traded companies. He spent 29 years as an Account Executive with several national and international securities firms such as Midland Walwyn Inc., West Coast Securities Ltd., Canaccord Capital Inc. His duties and responsibilities in this capacity included: customer services, initial public offerings and market underwritings. Mr. Hope has successfully completed the Canadian Securities Course, the Series 62 US Corporate Securities Limited Representative Licence and Series 63 Uniform Securities and Agent State Law Exam.
<P>
GREGORY S. YANKE, 31, has been the Secretary of the Company since November 10, 2000. Mr. Yanke is a self-employed securities lawyer and principal of Gregory S. Yanke Law Corporation. From May 1996 to February 2000, he was employed as an associate lawyer with Beruschi & Company, Barristers and Solicitors, a Vancouver, Canada based law firm that practices securities and corporate law. Mr. Yanke is a graduate of the University of British Columbia, receiving Bachelor degrees in Political Science (1991) and Law (1994). He is a member in good standing with the Law Society of British Columbia. Mr. Yanke currently acts as a director of three British Columbia and Alberta reporting companies: Pacific Topaz Resources Ltd., International Alliance Resources Inc. and Maximum Ventures Inc. He is also corporate secretary of LMX Resources Ltd., Randsburg International Gold Corp., Alberta Star Mining Corp., and Landstar Properties Inc., all of which are British Columbia and Alberta reporting companies.
<P>
The Directors named above will serve until the next annual meeting of the shareholders of the Company in the year 2001. Directors will be elected for one year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------
<P>
Pursuant to the Merger Agreement, the shareholders of the Company transferred one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of the Company from all of the shareholders of the issued and outstanding Common Stock of the Company, for 10,000 shares of $0.001 par value common stock of Infinex and $45,000. In evaluating the Acquisition, Dollar Maker used criteria such as the value of the Company's business relationships, goodwill, the Company's ability to compete in the mineral exploration arena, the Company's current and anticipated business operations, and the background of the Company's officers and directors in the area of mineral exploration. No material relationship exists between the selling shareholders of Dollar Maker or any of its affiliates, any director or officer, or any associate of any such director
or officer of Dollar Maker and Infinex.   The consideration
exchanged pursuant to the Merger Agreement was negotiated between Dollar Maker and Infienx in an arm's-length transaction. The consideration paid derived from the Company's treasury stock and working capital.
<P>
ITEM 3. BANKRUPTCY OR RECEIVERSHIP
-----------------------------------
<P>
No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.
<P>
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------
<P>
Infinex retains its certifying accountants.
<P>
ITEM 5. OTHER EVENTS
--------------------
<P>
SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Infinex elected to become the successor issuer to Dollar Maker for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective November 14, 2000.
<P>
ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------
<P>
No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders.
<P>
ITEM 7. FINANCIAL STATEMENTS
-----------------------------
<P>
The audited consolidated financial statements for the years ending October 31, 2000 and 1999 and pro-forma consolidated financial statements for the period ending October 31, 2000 are filed herewith.
<P>
ITEM 8. CHANGE IN FISCAL YEAR
-----------------------------
<P>
There has been no change in the Company's fiscal year.
<P>
<P>
               INFINEX VENTURES, INC.
          (An Exploration Stage Company)
<P>
      PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
<P>
                  OCTOBER 31, 2000
            (Stated in U.S. Dollars)
[S]
              INFINEX VENTURES INC.
<P>
INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
<P>
       AS AT OCTOBER 31, 2000, AND FOR THE YEAR ENDED
                    OCTOBER 31, 2000
                (Stated in U.S. Dollars)
<P>
The following unaudited pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes give effect to the acquisition of Dollar Maker Inc. by Infinex Ventures Inc.
<P>
The pro-forma consolidated balance sheet, pro-forma consolidated statement of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. This pro-forma consolidated balance sheet and the pro-forma consolidated statement of operations have been prepared utilizing the historical financial statements of Infinex Ventures Inc. and Dollar Maker Inc. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.
<P>
The pro-forma consolidated statement of operations has been prepared as if the acquisition had been consummated on November 1, 1999 under the purchase method of accounting and carried through to October 31, 2000. The pro-forma balance sheet has been prepared as if the acquisition was consummated on October 31, 2000.
This pro-forma financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the fiscal period presented, nor are they necessarily indicative of the results of future operations.
<P>

                           INFINEX VENTURES, INC.
                        (An Exploration Stage Company)
<P>
                     PRO-FORMA CONSOLIDATED BALANCE SHEET
<P>
                             OCTOBER 31, 2000
                         (Stated in U.S. Dollars)
                                 INFINEX     DOLLAR
                                 VENTURES     MAKER
                                 INC.         INC.     ADJUSTMENTS      PRO-FORMA
                                -------------------------------------------------
ASSETS
<P>
Current
Cash                            $     15     $     44    $ (a)  45,000   $     59
                                                           (b) (45,000)
Mineral property                   5,250          -                         5,250
                                --------------------------------------------------
                             $     5,265     $     44                    $  5,309
                                ==================================================
LIABILITIES
<P>
Current
Accounts payable             $     4,513     $     500   $               $  5,013
Loan payable                        -             -        (a)  45,000     45,000
                               ---------------------------------------------------
                                   4,513           500                     50,013
                               ---------------------------------------------------
SHAREHOLDERS'   EQUITY(DEFICIENCY)
<P>
Share Capital                      5,343         3,250    (b)       10      5,353
                                                          (b)   (3,250)
<P>
Additional Paid In Capital         9,257          -       (b)      990     10,247
<P>
Deficit                          (13,848)       (3,706)   (b)     3,706   (60,304)
                                                          (b)   (46,456)
                               ----------------------------------------------------
                                     752          (456)                   (44,704)
                               ----------------------------------------------------
                             $     5,265     $      44                $     5,309
                               ====================================================

                              INFINEX VENTURES, INC.
                         (An Exploration Stage Company)
<P>
                   PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
<P>
                      FOR THE YEAR ENDED OCTOBER 31, 2000
                           (Stated in U.S. Dollars)
                                 INFINEX     DOLLAR
                                 VENTURES     MAKER
                                 INC.         INC.     ADJUSTMENTS      PRO-FORMA
                                -------------------------------------------------
Revenue                         $     -     $     -                    $     -
<P>
Expenses                             8,259       3,706                     11,965
                                -------------------------------------------------
Net Loss                        $    8,259  $    3,706                 $   11,965
                                =================================================
<P>
Net Loss Per Share                                                     $     0.01
                                                                    ==============
<P>
Weighted Average Number of Shares Outstanding                           5,353,500
                                                                    ==============

                  INFINEX VENTURES, INC.
             (An Exploration Stage Company)
<P>
NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSOLIDATED PRO-FORMA BALANCE SHEET AND PRO-FORMA STATEMENT OF OPERATIONS
<P>
           FOR THE YEAR ENDED OCTOBER 31, 2000
              (Stated in U.S. Dollars)
<P>
1.     ORGANIZATION AND BASIS OF PRESENTATION
----------------------------------------------
<P>
The unaudited pro-forma consolidated balance sheet and consolidated statement of operations have been prepared based on historical financial information, using U.S. generally accepted accounting principles of Infinex Ventures Inc. for the year ended October 31, 2000 considering the effects of the acquisition transaction as if the transaction was completed effective November 1, 1999 in the case of the pro-forma consolidated statement of operations, and effective October 31, 2000 in the case of the pro-forma consolidated balance sheet.
<P>
2.     ASSUMPTION
-----------------
<P>
The number of shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transaction referred to above been consummated November 1, 1999.
<P>
3.     PRO-FORMA ADJUSTMENTS
----------------------------
<P>
     Funds loaned to the Company to allow completion of the
acquisition.
<P>
     Record the acquisition including the charging to shareholder's equity of the excess of consideration paid over the fair market value of net assets acquired.
<P>
                  INFINEX VENTURES, INC.
             (An Exploration Stage Company)
<P>
                  FINANCIAL STATEMENTS
<P>
              OCTOBER 31, 2000 AND 1999
               (Stated in U.S. Dollars)
<P>
                  AUDITORS' REPORT
<P>
To the Directors
Infinex Ventures, Inc.
<P>
We have audited the balance sheet of Infinex Ventures, Inc. (an exploration stage company) as at October 31, 2000 and 1999 and the statements of loss and deficit accumulated during the exploration stage, cash flows, and stockholders' equity for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
<P>
We conducted our audit in accordance with United States and Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
<P>
In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at October 31, 2000 and 1999 and the results of its operations and cash flows for the periods then ended in accordance with United States generally accepted accounting principles.
<P>
Vancouver, B.C.     "Morgan & Company"
<P>
November 7, 2000     Chartered Accountants
<P>

                  INFINEX VENTURES, INC.
             (An Exploration Stage Company)
<P>
                    BALANCE SHEET
               (Stated in U.S. Dollars)
                                  OCTOBER 31
                              2000          1999
                         ---------------------------
ASSETS
<P>
Current
Cash                      $     15     $     4,761
<P>
Mineral Property (Note 3)    5,250           5,250
                         ---------------------------
                          $  5,265     $    10,011
                         ===========================
LIABILITIES
<P>
Current
Accounts payable          $  4,513     $     1,000
                         ---------------------------
SHAREHOLDERS' EQUITY
<P>
Share Capital
Authorized:
75,000,000 common shares,
 par value $0.001 per share
<P>
Issued and outstanding:
5,343,500 common shares      5,343          5,343
<P>
Additional paid in capital   9,257          9,257
<P>
Deficit Accumulated During
 The Exploration Stage     (13,848)        (5,589)
                         -----------------------------
                               752          9,011
                         -----------------------------
                          $  5,265     $   10,011
                         =============================
Approved by the Directors:
<P>

<P>

                              INFINEX VENTURES, INC.
                          (An Exploration Stage Company)
<P>
                          STATEMENT OF LOSS AND DEFICIT
                            (Stated in U.S. Dollars)
                                                   PERIOD FROM       DATE OF
                                                   INCEPTION         INCEPTION
                                         YEAR      DECEMBER 30       DECEMBER 30
                                         ENDED      1998 TO            1998 TO
                                       OCTOBER 31  OCTOBER 31        OCTOBER 31
                                         2000         1999              2000
                                   -------------------------------------------------
Expenses
Bank charges                         $     76      $     89         $     165
Consulting                                 -          2,500             2,500
Office facilities and sundry            1,370         1,500             2,870
Mineral property exploration
 expenditures                           1,100         1,500             2,600
Professional fees                       5,713          -                5,713
                                  --------------------------------------------------
Net Loss For The Period                 8,259         5,589      $     13,848
                                                                  ==================
Deficit Accumulated During The
 Exploration Stage,
 Beginning Of Period                   5,589           -
                                 ----------------------------------
Deficit Accumulated During The
 Exploration Stage,
 End Of Period                 $      13,848      $   5,589
                                 ==================================
Net Loss Per Share               $      0.01      $    0.01
                                 ==================================
Weighted Average Number Of
 Shares Outstanding                5,343,500      4,541,211
                                 ==================================

                                INFINEX VENTURES, INC.
                             (An Exploration Stage Company)
<P>
                              STATEMENT OF CASH FLOWS
                              (Stated in U.S. Dollars)
                                                   PERIOD FROM       DATE OF
                                                   INCEPTION         INCEPTION
                                         YEAR      DECEMBER 30       DECEMBER 30
                                         ENDED      1998 TO            1998 TO
                                       OCTOBER 31  OCTOBER 31        OCTOBER 31
                                         2000         1999              2000
                                   -------------------------------------------------
Cash Flow From Operating Activities
Net loss for the period       $     (8,259)     $     (5,589)     $     (13,848)

Adjustments To Reconcile Net Loss
 To Net
Cash Used By Operating Activities
Change in accounts payable           3,513              1,000              4,513
                                   -------------------------------------------------
Cash Flow From Investing Activity
Mineral property                      -                (5,000)           (5,000)
                                   -------------------------------------------------
Cash Flow From Financing Activity
Share capital issued                  -                14,350            14,350
<P>
Increase (Decrease) In Cash         (4,761)             4,761                15
<P>
Cash, Beginning Of Period            4,761               -                  -
<P>
Cash, End Of Period               $     15        $     4,761          $     15
                                  ================================================
Supplemental Disclosure Of
 Non-Cash Financing And
 Investing Activities:
<P>
Common shares issued pursuant to
 mineral property option
 agreement                         $    -         $       250           $   250
                                  ================================================

                                 INFINEX VENTURES, INC.
                             (An Exploration Stage Company)
<P>
                          STATEMENT OF STOCKHOLDERS' EQUITY
<P>
                                  OCTOBER 31, 2000
                              (Stated in U.S. Dollars)
                                Common Stock       Additional
                           Shares       Amount     Paid-in       Deficit   Total
                                                   Capital
                          -------------------------------------------------------------
Shares issued for
 services at 0.001       2,500,000   $   2,500    $      -      $      -    $      2,500
<P>
Shares issued for cash
 at $0.001               2,500,000       2,500           -             -           2,500
<P>
Shares issued for mineral
 property option
 at $0.001                 250,000         250           -             -             250
<P>
Shares issued for cash
 at $0.10                   93,500          93          9,257          -           9,350
<P>
Net loss for the period       -           -              -           (5,589)      (5,589)
                         -----------------------------------------------------------------
Balance, October 31,
 1999                    5,343,500       5,343          9,257        (5,589)       9,011
<P>
Net loss for the period       -           -              -           (8,259)      (8,259)
                         -----------------------------------------------------------------
Balance, October 31,
 2000                    5,343,500    $  5,343     $    9,257     $ (13,848)   $     752
                         =================================================================

<P>
                   INFINEX VENTURES, INC.
              (An Exploration Stage Company)
<P>
               NOTES TO FINANCIAL STATEMENTS
<P>
               OCTOBER 31, 2000 AND 1999
                (Stated in U.S. Dollars)
<P>
1.     NATURE OF OPERATIONS
-----------------------------
<P>
a)     Inception
<P>
The Company was incorporated in the State of Nevada, U.S.A.
on December 30, 1998.
<P>
b)     Exploration Stage Activities
<P>
The Company is in the process of exploring its mineral property and has not yet determined whether the property contains ore reserves that are economically recoverable.
<P>
The recoverability of amounts shown as mineral property and related deferred exploration expenditures is dependent upon the discovery of economically recoverable reserves, confirmation of the Company's interest in the underlying mineral claims, and the ability of the Company to obtain profitable production or proceeds from the disposition thereof.
<P>
2.     SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------
<P>
The financial statements of the Company have been prepared
in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.
<P>
The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting
policies summarized below:
<P>
a)     Mineral Property and Related Deferred Exploration
       Expenditures
<P>
The Company capitalizes all option payments on mineral properties in which it has a continuing interest to be amortized against the recoverable reserves when a property reaches commercial production. On abandonment of any property, the capitalized costs will be written off. To date none of the Company's properties have reached
commercial production.
<P>
                  INFINEX VENTURES, INC.
              (An Exploration Stage Company)
<P>
             NOTES TO FINANCIAL STATEMENTS
<P>
               OCTOBER 31, 2000 AND 1999
               (Stated in U.S. Dollars)
<P>
2.     SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------
<P>
b)     Income Taxes
<P>
The Company has adopted Statement of Financial Accounting Standards No. 109 - "Accounting for Income Taxes" (SFAS
109). This standard requires the use of an asset and liability approach for financial accounting and reporting on income taxes. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.
<P>
c)     Financial Instruments
<P>
The Company's financial instruments consist of cash and
accounts payable.
<P>
Unless otherwise noted, it is management's opinion that this Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.
<P>
d)     Net Loss Per Share
<P>
Net loss per share is based on the weighted average number
of common shares outstanding during the period plus common share equivalents, such as options, warrants and certain convertible securities. This method requires primary earnings per share to be computed as if the common share equivalents were exercised at the beginning of the period or at the date of issue, and as if the funds obtained thereby were used to purchase common shares of the Company at its average market value during the period.
<P>
3.     MINERAL PROPERTY
------------------------
<P>
The Company has entered into an option agreement to acquire
a 100% interest, subject to a 2% net smelter royalty, in the Gossan 1 to 9 mining claims located in Nevada for the following consideration:
<P>
a)     The issuance of 250,000 common shares.
<P>
b)     Cash payments totalling $200,000 payable as follows:
<P>
     i)     $5,000 on execution of the agreement (paid);
     ii)    $5,000 by June 1, 2001;
     iii)   $25,000 by June 1, 2002;
     iv)    $35,000 on June 1, 2003;
     v)     $55,000 on June 1, 2004;
     vi)    $75,000 on June 1, 2005.
<P>
                INFINEX VENTURES, INC.
            (An Exploration Stage Company)
<P>
            NOTES TO FINANCIAL STATEMENTS
<P>
              OCTOBER 31, 2000 AND 1999
              (Stated in U.S. Dollars)
<P>
3.     MINERAL PROPERTY (Continued)
-----------------------------------
<P>
c)     Exploration expenditures totalling $100,000 to be
incurred as follows:
<P>
     i)     $10,000 by August 30, 2001;
     ii)     an additional $40,000 by August 30, 2002;
     iii)    a further $50,000 by August 30, 2003.
<P>
                                      2000        1999
Consideration paid to date
-     250,000 common shares      $     250     $     250
-     cash payment                   5,000         5,000
                                 -----------------------
                                 $   5,250     $   5,250
                                 =======================
<P>
4.     UNCERTAINTY DUE TO THE YEAR 2000 ISSUE
----------------------------------------------
<P>
The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.
Index to Exhibits
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2.1     Agreement and Plan of Merger dated as of November
        14, 2000, between Dollar Maker, Inc. and Infinex
        Ventures, Inc.
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3.1     Articles of Incorporation of Dollar Maker, Inc. as
        amended.*
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3.2     By-Laws of Dollar Maker, Inc.*
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17.1    Resignation Letter of Jaak Olesk and Morena
        Rodriguez.
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27.1.   Financial Data Schedule.
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*     Filed with Dollar Maker, Inc.'s Form 10-SB on February
10, 2000 (SEC File No. 0-29431)
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                        SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                           Dollar Maker, Inc. ,
                           a Nevada corporation
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                           By:/s/ Jaak Olesk
                           -----------------------------
                                  Jaak Olesk
                                  President
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DATED: November 29, 2000
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